SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2004
                                                        ------------------

                          BF Acquisition Group IV, Inc.
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             (Exact name of registrant as specified in its charter)

     Florida                        0-26851                     65-013586
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(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

                  2501 Turk Blvd., San Francisco, CA    94118-4343
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 710-1296
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 4.01. Changes In Registrant's Certifying Accountant.
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         On October 28, 2004 BF Acquisition Group IV, Inc. (the "Company")
appointed Cogan, Sklar, LLP (the "New Accountants") as the independent accounting firm to audit the financial statements of the Company for the year ending April 30, 2005. Concurrent with the appointment of the New Accountants, the Company dismissed DeLeon & Company, P.A., as the Company's independent auditor. The Board of Directors approved this decision on October 28, 2004.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended April 30, 2004 and 2003, and in the subsequent interim periods, there were no disagreements with DeLeon & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of DeLeon & Company, P.A., would have caused DeLeon & Company, P.A. to make reference to the matter in its report. The reports of DeLeon & Company, P.A. on the Company's financial statements for the Company's two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was either such report modified as to audit scope or accounting principles. However, such reports were prepared assuming that the Company would continue as a going concern and called the users' attention to the Company's recurring losses from operation and net capital deficiency that raised a substantial doubt about the Company's ability to continue as a going concern.

         During the Company's two most recent fiscal years and the subsequent interim period through the date of engagement of the New Accountants, the Company did not consult the New Accountants regarding either (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B. There were no reportable events as that term is described in Item 304(a)(1)(iv)(A) through (E) of Regulation S-B.

         A letter from DeLeon & Company, P.A. addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B, stating that that firm agrees with the disclosures made by the Company in this Current Report on Form 8-K has been filed as an exhibit to this Current Report on Form 8-K in accordance with Item 304(a)(3) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

         (c) The exhibit accompanying this report is listed in the Index to Exhibits on page E-1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BF Acquisition Group IV, Inc.




Date: November 1, 2004                         By:  /s/ William R. Colucci
                                               ----------------------------
                                               William R. Colucci, President

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                                Index to Exhibits
                                -----------------


  Number                  Description                      Method of Filing
  ------                  -----------                      ----------------
    16           Letter of DeLeon & Company, P.A.           Filed herewith
                    dated November 2, 2004



                                      E-1

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